SECURITY AGREEMENT
                               ------------------
     THIS SECURITY AGREEMENT (this "AGREEMENT") is made this 18th day of September, 2002, by and between WORLDWIDE MEDICAL CORPORATION, a Delaware corporation ("BORROWER") and ZIEGLER HEALTHCARE FUND I, L.P., a Delaware limited partnership ("SECURED PARTY").
                                R E C I T A L S:
     WHEREAS, Borrower is borrowing One Million Six Hundred Fifty Thousand Dollars ($1,650,000) (the "LOAN") from Secured Party evidenced by a promissory note of even date herewith (the "NOTE"), a Loan Agreement dated of even date herewith (the "LOAN AGREEMENT") and certain other agreements and instruments (collectively, with the Note, the Loan Agreement and this Agreement, the "LOAN DOCUMENTS");

     WHEREAS, to induce Secured Party to make the Loan to Borrower upon the terms and conditions set forth in the Loan Agreement and other Loan Documents and as security for the payment and performance of Borrower's obligations to Secured Party under the Loan Agreement and the other Loan Documents, it is the intent of Borrower to pledge and to grant to Secured Party for the benefit of Secured Party, a security interest in certain property of Borrower and to create such a security interest as hereinafter provided;

     WHEREAS, capitalized terms used herein but not defined herein shall have the meanings as set forth in the Loan Agreement;

     NOW,  THEREFORE,  it  is  hereby  agreed  as  follows:

                                    ARTICLE I
                     GRANT OF SECURITY INTEREST.; COLLATERAL

     1.1.     GRANT OF SECURITY INTEREST.  Borrower hereby pledges and grants to
              --------------------------
Secured Party for the benefit of Secured Party, a first priority lien and security interest in and to the property described in Section 1.2 below
                                                               -----------
(collectively and severally, the "COLLATERAL") to secure payment and performance of the Loan Obligations of Borrower to Secured Party.

     1.2.     COLLATERAL.  The  Collateral  shall  consist  of all of Borrower's
              ----------
tangible and intangible property, including, without limitation, all such property located at 13 Spectrum Pointe Drive, Lake Forest, California 92630, all of Borrower's interest in and to all of the issued and outstanding common stock (the "SAI COMMON STOCK") of Spectrum Analytics, Inc., a California corporation and a wholly-owned subsidiary of Borrower ("SAI"), and all other tangible and intangible personal property of Borrower wherever located, whether now owned or hereafter acquired, and any additions, replacements, accessions, or substitutions thereof and all cash and non-cash proceeds and products thereof as set forth on Exhibit A hereto.
                ----------

     1.3.     Assignment  of  SAI  Common  Stock;  Grant  of  Control.  As
              -------------------------------------------------------
further collateral security for Borrower's payment to Secured Party of the Loan Obligations, Borrower hereby assigns the SAI Common Stock to Lender and has caused the SAI Common Stock to be registered to list Secured Party as a Pledgee on the books and records of SAI, it being Borrower's intention thereby to grant Secured Party "control" over the SAI Common Stock within the meaning of Article 8 and Article 9 of the Uniform Commercial Code as in effect from time-to-time in the State of California (the "UCC").

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

     2.1.     REPRESENTATIONS  AND  WARRANTIES.  Borrower  hereby represents and
              --------------------------------
warrants to Secured Party that at all times from the date of this Agreement to and including the date payment and performance of the Loan Obligations has been completed in full:

     (a) Borrower is a corporation duly organized, validly existing, in good standing and possessing all powers and authority to own its property and to conduct the business in which it is engaged as well as all other rights and privileges generally granted by the State of Delaware. Borrower has the full right and power to grant the security interest contemplated hereunder and there are no presently existing security interests in the Collateral or any part thereof.

     (b) There is no action, suit or proceeding pending or threatened against Borrower or the Guarantors that might adversely affect the Collateral, or Borrower's rights and interests therein.

     (c) Borrower warrants that Collateral consisting of contract rights, chattel paper, accounts, or general intangibles is (i) genuine and enforceable in accordance with its terms, except as limited by law; (ii) not subject to any defense, set-off, claim or counterclaim (other than write-offs in the ordinary course of business) of a material nature against Borrower, except as to which Borrower has notified Secured Party in writing prior to the execution of this Agreement; and (iii) not subject to any other circumstances that would impair the validity, enforceability, value, or amount of such Collateral.

                                   ARTICLE III
                              COVENANTS OF BORROWER

     3.1.     Covenants  of  Borrower  and  the Guarantors.  So long as the Note
              --------------------------------------------
remains  unpaid,  Borrower  shall:

     (a) ensure that all acts that may be necessary to maintain, preserve and protect the Collateral are done;

     (b)     perform  all  of its obligations hereunder and under the other Loan
Documents  when  due  and  before  any  such  obligations  are  delinquent;

     (c) procure, execute and deliver from time to time any endorsements, assignments, financing statements or other writings deemed necessary or appropriate by Secured Party to perfect, maintain and protect its interest hereunder and the priority thereof;

     (d) except as otherwise approved in writing by Secured Party, not surrender, sell, encumber, assign, pledge or otherwise dispose of or transfer the Collateral and keep the Collateral free of all levies and security interests or other liens or charges;

     (e) pay all taxes, assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting the Collateral prior to the time the same becomes delinquent;

     (f) permit Secured Party and/or its authorized representatives access to inspect and copy Borrower's books and records related to the Collateral.

     (G) not amend, modify or supplement any lease, contract or agreement contained in Collateral or waive any provision therein, without prior written consent of Secured Party; and

     (H) with respect to any Collateral that is instruments, chattel paper and negotiable documents, properly assign to, and, to the extent necessary to perfect Secured Party's interest therein, deposit originals with to be held by Secured Party, unless Secured Party shall hereafter otherwise direct or consent in writing.
                                   ARTICLE IV
                              DEFAULT AND REMEDIES

     4.1.     EVENTS  OF DEFAULT.  The occurrence of any of the following events
              ------------------
shall constitute an event of default under the terms of this Agreement (an "EVENT OF DEFAULT"):

     (a) any representation or warranty of Borrower contained herein or otherwise made in connection with the transactions contemplated by this Agreement shall be false or misleading in any material respect on the date as of which made;

     (b) Borrower shall fail to perform or observe any of the terms, provisions, covenants, conditions, agreements or obligations contained in this Agreement within five (5) days of the date such performance or observation was due; or

     (c)     an "Event  of  Default"  shall  occur  under  the  Loan  Agreement.

     4.2.     REMEDIES.  Upon  an  Event of Default that is not cured within the
              --------
applicable  time  period  provided  in  Section 4.1 above, if any cure period is
                                        -----------
available, Secured Party may and without notice to or demand on Borrower and in addition to all rights and remedies available to Secured Party under the terms of this Agreement and the other Loan Documents, do any one or more of the following:

     (a) foreclose or otherwise enforce Secured Party's security interest in any manner permitted by law, or provided for in this Agreement;

     (b) extend the time of payment of, compromise, or settle for cash, credit, or otherwise upon any terms, any part or al of the Collateral;

     (c) take possession of and endorse in the name of Borrower, as appropriate, any notes, checks, money orders, drafts, cash, insurance payments, and any other instruments received in payment of the Collateral, or any part thereof; collect, sue for, and give satisfactions for, monies due on account of the Collateral; and withdraw any claims, suits, or proceedings pertaining to, or arising out of Borrower's, and/or Secured Party's right to the Collateral;

     (d) recover from Borrower all costs and expenses including, without limitation, reasonable attorneys' fees (including, without limitation, the reasonable estimate of the allocable costs of in-house legal counsel and staff), incurred or paid by Secured Party in exercising any right, power or remedy provided by this Agreement or by law.

     (e) notify the account and contract Borrowers obligated on any or all of the Collateral to make payment thereof directly to Secured Party and Secured Party may take control of all proceeds of any such Collateral, which rights Secured Party may exercise at any time. The cost of such collection and enforcement, including attorneys' fees and expenses, shall be borne solely by Borrower whether the same is incurred by Secured Party or Borrower. If a Default should occur or upon demand of Secured Party, Borrower will, upon receipt of all checks, drafts, cash and other remittances in payment on Collateral, deposit the same in a special Secured Party account maintained with a bank of Secured
Party's choice, over which Secured Party also has the power of withdrawal. Borrower agrees to do whatever is necessary to establish a lock-box/blocked account.

     4.3.     ADDITIONAL  REMEDIES.  If  a  Default  should  occur, no discount,
              --------------------
credit, or allowance shall be granted by Borrower to any account or contract Borrower and no return of merchandise shall be accepted by Borrower without Secured Party's consent. Secured Party may, after Default, settle or adjust disputes and claims directly with account contract Borrowers for amounts and upon terms that Secured Party considers advisable, and in such cases Secured Party will credit the Loan Obligations with the net amounts received by Secured Party, after deducting all of the expenses incurred by Secured Party. Borrower agrees to indemnify and defend Secured Party and hold it harmless with respect to any claim or proceeding arising out of any matter related to collection of Collateral.
                                    ARTICLE V
                                  MISCELLANEOUS

     5.1.     UNIFORM  COMMERCIAL  CODE  FILINGS.  Secured  Party  is  hereby
              ----------------------------------
authorized, without further action of Borrower, and in its own name and on behalf of Borrower, to file any and all Uniform Commercial Code financing statements and other documents deemed by Secured Party to be necessary to protect Secured Party's property interests in the Collateral.

     5.2.     FURTHER  ASSURANCES.  At  any  time  and from time to time, at the
              -------------------
expense of Borrower, Borrower promptly shall execute and deliver all further instruments and documents, and will take all further action, that may reasonably be necessary or desirable, or that Secured Party may request, in order to perfect and protect the pledge and grant of security interest made by this Agreement or to enable Secured Party to exercise and enforce its rights and remedies under this Agreement with respect to any Collateral.

     5.3.     CUMULATIVE  RIGHTS.  The  rights,  powers and remedies of Secured
              ------------------
Party under this Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any statute or rule of law, the Note, the other Loan Documents or any other agreement contemplated hereunder, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party's security interest in the Collateral.

     5.4.     COLLATERAL  DUTIES.  Secured Party  shall  have  no  custodial  or
              ------------------
ministerial  duties  to perform with respect to Collateral pledged except as set
         -
forth  herein;  and  by way of explanation and not by way of limitation, Secured
Party shall incur no liability for any of the following: (i) loss or depreciation of Collateral, (ii) failure to present any paper for payment or protest, to protest or give notice of nonpayment, or any other notice with respect to any paper or Collateral, (iii) failure to ascertain, notify Borrower of, or take any action in connection with any conversion, call, redemption, retirement or any other event relating to any of the Collateral, or failure to notify any party hereto that Collateral should be presented or surrendered for any such reason. Borrower acknowledges that Secured Party is not an investment advisor or insurer with respect to the Collateral; and Secured Party has no duty to advise Borrower of any actual or anticipated changes in the value of the Collateral

     5.5.     CONTINUING SECURITY INTEREST.  This Agreement shall create a
              ----------------------------
continuing security interest in the Collateral and shall remain in full force and effect unto payment in full of the Loan Obligations. This Agreement shall terminate and be of no further force and effect upon the payment in full of the Loan Obligations by Borrower.

     5.6.     WAIVER.  No  remedy  conferred upon, or reserved to, Secured Party
              ------
in this Agreement or any of the other Loan Documents is intended to be exclusive of any other remedy or remedies, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing in law or in equity. Exercise or omission to exercise any right of Secured Party shall not affect any subsequent right of Secured Party to exercise the same. No course of dealing between Borrower and Secured Party or any delay on Secured Party's part in exercising any rights shall operate as a waiver of any of Secured Party's rights. No waiver of any Default under this Agreement or any of the other Loan Documents shall extend to or shall affect any subsequent or other then existing Default or shall impair any rights, remedies or powers of Secured Party.

     5.7.     HEADINGS.  The  headings of the Sections of this Agreement are for
              --------
convenience of reference only, are not to be considered a part hereof, and shall not limit or otherwise affect any of the terms hereof.

     5.8.     SURVIVAL  OF COVENANTS. All covenants, agreements, representations
              ----------------------
and warranties made herein and in certificates or reports delivered pursuant hereto and all other information heretofore or hereafter supplied to Secured Party in connection with the Loan and Borrower, whether written or unwritten, shall be deemed to have been material and relied on by Secured Party, notwithstanding any investigation made by or on behalf of Secured Party, and shall survive the execution and delivery to Secured Party of the Note and this Agreement.

     5.9.     NOTICES,  ETC.  Any  notice  or  other  communication  required or
              --------------
permitted to be given by this Agreement or by applicable law shall be given as described in the Loan Agreement.

     5.10.     BENEFITS.  All  of  the  terms  and  provisions of this Agreement
               --------
shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. No Person other than Borrower or Secured Party shall be entitled to rely upon this Agreement or be entitled to the benefits of this Agreement.

     5.11.     SUPERSEDES  PRIOR  AGREEMENTS;  COUNTERPARTS.  This Agreement and
               --------------------------------------------
the Loan Documents referred to herein supersede and incorporate all representations, promises, and statements, oral or written, made by Secured Party in connection with the Loan. This Agreement may not be varied, altered, or amended except by a written instrument executed by an authorized officer of each of Secured Party and Borrower. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but such counterparts shall together constitute one and the same instrument.

     5.12.     CONSTRUCTION  OF PROVISIONS OF THIS AGREEMENT.  Secured Party has
               ---------------------------------------------
not agreed to make any loan other than that specifically described herein. All requirements herein shall be deemed material to Secured Party. Except as specified herein, all conditions and requirements must be satisfied by Borrower prior to the Closing Date. Whenever this Agreement refers to a matter being "satisfactory" to Secured Party, subject to Secured Party's "approval" or "consent," at Secured Party's "option," at Secured Party's "determination,"
"required" by Secured Party, at Secured Party's "request," as Secured Party shall "deem necessary," or similar terminology, it is deemed that each of the aforesaid shall be in the sole discretion of Secured Party, and if any term or condition requires Secured Party's approval, consent, or satisfaction (the "SECURED PARTY'S APPROVAL"), Secured Party's Approval shall not be implied, but shall be evidenced only by a written notice from Secured Party specifically addressed to the particular requirement or condition and expressing Secured Party's Approval.

     5.13.     CONTROLLING  LAW.  THE  VALIDITY, INTERPRETATION, ENFORCEMENT AND
               ----------------
EFFECT OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY. SECURED PARTY'S PRINCIPAL PLACE OF BUSINESS IS LOCATED IN THE STATE OF NEW JERSEY, AND BORROWER AGREES THAT THIS AGREEMENT SHALL BE HELD BY SECURED PARTY AT SUCH PRINCIPAL PLACE OF BUSINESS, AND THE HOLDING OF THIS AGREEMENT BY SECURED PARTY THEREAT SHALL CONSTITUTE SUFFICIENT MINIMUM CONTACTS OF BORROWER WITH THE STATE OF NEW JERSEY FOR THE PURPOSE OF CONFERRING JURISDICTION UPON THE FEDERAL AND STATE COURTS PRESIDING IN SUCH STATE AND THE COUNTY OF SECURED PARTY'S PRINCIPAL PLACE OF BUSINESS. BORROWER CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING ARISING HEREUNDER MAY BE BROUGHT IN THE FEDERAL AND STATE COURTS PRESIDING IN SUCH COUNTY AND STATE AND ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY SUCH COURT IN ANY ACTION OR PROCEEDING INVOLVING THIS AGREEMENT. NOTHING HEREIN SHALL LIMIT THE JURISDICTION OF ANY OTHER COURT.

     5.14.     WAIVER  OF  JURY  TRIAL.  TO  THE  EXTENT PERMITTED BY APPLICABLE
               -----------------------
LAW, BORROWER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, THE LOAN DOCUMENTS OR THE LOAN, OR
(B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF SECURED PARTY AND/OR BORROWER WITH RESPECT TO THE LOAN DOCUMENTS OR IN CONNECTION WITH THIS AGREEMENT OR THE EXERCISE OF EITHER PARTY'S RIGHTS AND REMEDIES UNDER THIS AGREEMENT OR OTHERWISE, OR THE CONDUCT OR THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. BORROWER AGREES THAT SECURED PARTY MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT OF BORROWER IRREVOCABLY TO WAIVE ITS RIGHTS TO TRIAL BY JURY AS AN INDUCEMENT OF SECURED PARTY TO MAKE THE LOAN, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN BORROWER AND SECURED PARTY SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

                                 *     *     *

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.


                                    BORROWER:
                                    --------
                                    WORLDWIDE  MEDICAL  CORPORATION,
                                    a  Delaware  corporation


                                    By:     /s/ Daniel G. McGuire
                                            ____________________________________
                                    Name:   Daniel G. McGuire
                                    Title:  President

                                    SECURED  PARTY:
                                    --------------
                                    ZIEGLER  HEALTHCARE  FUND  I,  L.P.,
                                    a  Delaware  limited  partnership

                                    By:     /s/ Douglas Korey
                                            ____________________________________
                                    Name:   Douglas A. Korey
                                    Title:  Member

                                 EXHIBIT  A
                                 ----------


1.     ACCOUNTS.  All accounts, as that term is defined in Article 9 of the UCC,
       --------
and in any event shall include any right to payment held by Borrower, whether in the form of accounts receivable, notes, drafts, acceptances, letters of credit (including proceeds of letters of credit) or other forms obligations and receivables now owned or hereafter received or acquired by or belonging or owing to Borrower (including, without limitation, under any trade name, style or division thereof) for Inventory (as defined below) sold or leased or services rendered by it whether or not earned by performance, together with all guarantees and security therefor and all Proceeds thereof, whether cash Proceeds (as defined below) or otherwise, including, without limitation, all right title and interest of Borrower in the Inventory which gave rise to any such accounts, including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed, rejected or repossessed Inventory or other goods (collectively, "ACCOUNTS").

2.     CHATTEL  PAPER.  All  chattel paper, as that term is defined in Article 9
       --------------
of the UCC, and in any event, shall include any writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific goods, whether now or hereafter held by Borrower (collectively "CHATTEL PAPER").

3.     DOCUMENTS.  All  documents,  as  that term is defined in Article 9 of the
       ---------
UCC  (collectively,  "DOCUMENTS").

4.     EQUIPMENT.  All  equipment,  as  that term is defined in Article 9 of the
       ---------
UCC, and, in any event, shall include, without limitation, all healthcare and diagnostic related equipment, furnishings, and computers, and other electronic data processing and other office equipment, and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts equipment and accessories installed thereon or affixed thereto, and all Contracts, contract rights and Chattel Paper arising out of any lease of any of the foregoing (collectively, "EQUIPMENT").

5.     FIXTURES.  All  fixtures  as such term is defined in Article 9 of the UCC
       --------
("FIXTURES.")

6.     GENERAL  INTANGIBLES.  All general intangibles as such term is defined in
       --------------------
Article 9 of the UCC, and, in any event, shall include all right title and interest which Borrower may now or hereafter have in or under any contract, all customer lists, trademarks, patent rights in intellectual property, interests in corporations, limited liability companies, partnerships, joint ventures, and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, recipes, experience, processes, models, drawings, blueprints, catalogs, materials and records, FDA approvals (including, without limitation, the FDA approved 510(k) over the counter clearances), permits and authorizations, unfilled customer purchase orders, goodwill (including, without limitation, the goodwill associated with any trademark, trademark registration or trademark licensed under any trademark license), claims in or under insurance policies, including unearned premiums, uncertificated securities, deposit accounts, rights to receive tax refunds and other payments and rights of indemnification (collectively, "GENERAL INTANGIBLES").

7.     GOODS.  All  goods  as  such  term  is  defined  in  Article 2 of the UCC
       -----
("GOODS.")

8.     INSTRUMENTS.  All  instruments,  as  such term is defined in Article 9 of
       -----------
the UCC, and, in any event, shall include any negotiable instrument or certificated security, as defined in Article 8 of the UCC, or any other writing which evidences a right to any payment owed to Borrower (collectively, "INSTRUMENTS").

9.     INVENTORY.  All  inventory,  as  such term is defined in Article 9 of the
       ---------
UCC, wherever located, and in any event, shall include all inventory, merchandise, goods and other personal property which are held by or on behalf of Borrower for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or material used or consumed or to be used or consumed in Borrower's business, or the processing, packaging, promotion, delivery or shipping of the same, and all finished goods, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of Borrower or is held by Borrower by others for Borrower's account, including, without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and all inventory which may be located on premises of Borrower or of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other Persons (collectively, "INVENTORY").

10.     PROCEEDS.  All proceeds as such term is defined in Article 9 of the UCC,
        --------
and, in any event, shall include (any and all Accounts, Chattel Paper, Instruments, cash and other proceeds payable to Debtor from time to time in respect of any of the foregoing collateral security, (b) any and all proceeds of any insurance, including, without limitation, the Key Man Insurance Policies, indemnity, warrant or guaranty payable to Borrower from time-to time with respect to any of the collateral security, (c) any and all payments (in any form whatsoever) made or due and payable to Borrower from time-to -time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the collateral security by any governmental body, authority, bureau or agency (or any Person acting under color of governmental authority),
(d) any and all other amounts from time-to-time paid or payable under or in connection with any of the collateral security, and (e) any proceeds from a sale of assets of Borrower or a Change in Control of Borrower (collectively, "PROCEEDS").

11.     OTHER  RIGHTS.  All  rights  arising  under  private  label  contracts,
        -------------
distribution  agreements  and  escrow  accounts  of  Borrower.

12.     SAI  COMMON  STOCK.  All  of  Borrower's rights in and to the SAI Common
        ------------------
Stock.

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